EXHIBIT 99.2
                                                                  ------------


 =============================================================================




                      AMENDED AND RESTATED TRUST AGREEMENT

                                      among

                          HOUSEHOLD FINANCE CORPORATION


                            HFC REVOLVING CORPORATION
                                  as Depositor


                              THE BANK OF NEW YORK
                                as Owner Trustee


                         BANK ONE, NATIONAL ASSOCIATION
                                  as Co-Trustee


                                       and


                         THE BANK OF NEW YORK (DELAWARE)
                               as Delaware Trustee


                              Dated August 29, 2002



                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3
          Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3


 =============================================================================

                                Table of Contents

                                                                                                                Page
                                                                                                                ----

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1           Capitalized Terms..................................................................1
         Section 1.2           Other Definitional Provisions......................................................5

                                   ARTICLE II
                                  ORGANIZATION

         Section 2.1           Name...............................................................................6
         Section 2.2           Offices............................................................................6
         Section 2.3           Purposes and Powers................................................................6
         Section 2.4           Appointment of Owner Trustee.......................................................7
         Section 2.4A          Appointment of Delaware Trustee....................................................7
         Section 2.4B          Appointment of Co-Trustee..........................................................7
         Section 2.5           Capital Contribution of Owner Trust Estate.........................................9
         Section 2.6           Declaration of Trust...............................................................9
         Section 2.7           Title to Trust Property............................................................9
         Section 2.8           Situs of Trust....................................................................10
         Section 2.9           Representations and Warranties of the Depositor...................................10
         Section 2.10          Federal Income Tax Allocations....................................................11

                                   ARTICLE III
           OWNERSHIP INTEREST AND TRANSFERS OF THE OWNERSHIP INTEREST

         Section 3.1           Initial Ownership.................................................................12
         Section 3.2           The Ownership Interest............................................................12
         Section 3.3           [Reserved]........................................................................12
         Section 3.4           Registration of Transfer and Exchange of Ownership Interest.......................12
         Section 3.5           [Reserved]........................................................................12
         Section 3.6           Persons Deemed Transferors........................................................12
         Section 3.7           [Reserved]........................................................................12
         Section 3.8           Maintenance of Office or Agency...................................................12
         Section 3.9           Appointment of Paying Agent.......................................................13
         Section 3.10          [Reserved]........................................................................13
         Section 3.11          [Reserved]........................................................................13
         Section 3.12          [Reserved]........................................................................13
         Section 3.13          Restrictions on Transfers of Ownership Interest...................................13


                                        i


                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

         Section 4.1           Prior Notice to the Transferor, the Indenture Trustee and the
                               Insurer with Respect to Certain Matters...........................................16
         Section 4.2           [Reserved]........................................................................18
         Section 4.3           Action by Transferor with Respect to Bankruptcy...................................18
         Section 4.4           Restrictions on Transferor's Power................................................18
         Section 4.5           Insurer's Rights Regarding Actions, Proceedings or
                               Investigations....................................................................18

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.1           Establishment of Trust Account....................................................20
         Section 5.2           Application Of Trust Funds........................................................20
         Section 5.3           Method of Payment.................................................................20
         Section 5.4           [Reserved]........................................................................20
         Section 5.5           Accounting and Reports to the Transferor, the Internal
                               Revenue Service and Others........................................................20
         Section 5.6           Signature on Returns..............................................................21

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.1           General Authority.................................................................22
         Section 6.2           General Duties....................................................................22
         Section 6.3           Action upon Instruction...........................................................22
         Section 6.4           No Duties Except as Specified in this Agreement, the
                               Transaction Documents or in Instructions..........................................23
         Section 6.5           No Action Except Under Specified Documents or Instructions........................24
         Section 6.6           Restrictions......................................................................24

                                   ARTICLE VII
              CONCERNING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

         Section 7.1           Acceptance of Trusts and Duties...................................................25
         Section 7.2           Furnishing of Documents...........................................................27
         Section 7.3           Representations and Warranties....................................................27
         Section 7.4           Reliance; Advice of Counsel.......................................................29
         Section 7.5           Not Acting in Individual Capacity.................................................29
         Section 7.6           Owner Trustee Nor Delaware Trustee Liable for the Ownership
                               Interest or the Home Equity Loans.................................................30


                                       ii


         Section 7.7           Owner Trustee and Delaware Trustee May Own the Ownership
                               Interest and the Notes............................................................30
         Section 7.8           Licenses..........................................................................30

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE
                              AND DELAWARE TRUSTEE

         Section 8.1           Fees and Expenses.................................................................31
         Section 8.2           Indemnification...................................................................31
         Section 8.3           Payments to the Owner Trustee and Delaware Trustee................................31
         Section 8.4           Non-recourse Obligations..........................................................31

                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT

         Section 9.1           Termination of Trust Agreement....................................................33

                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES;
                           SUCCESSOR DELAWARE TRUSTEES

         Section 10.1          Eligibility Requirements for Owner Trustee and Delaware Trustee...................35
         Section 10.2          Resignation or Removal of Owner Trustee or Delaware Trustee.......................35
         Section 10.3          Successor Trustee.................................................................36
         Section 10.4          Merger or Consolidation of Owner Trustee or Delaware Trustee......................37
         Section 10.5          Appointment of Co-Owner Trustee or Separate Owner Trustee.........................37

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1          Supplements and Amendments........................................................39
         Section 11.2          No Legal Title to Owner Trust Estate in Transferor................................40
         Section 11.3          Limitations on Rights of Others...................................................40
         Section 11.4          Notices...........................................................................40
         Section 11.5          Severability......................................................................41
         Section 11.6          Separate Counterparts.............................................................41
         Section 11.7          Successors and Assigns............................................................41
         Section 11.8          No Petition.......................................................................41
         Section 11.9          [Reserved]........................................................................41
         Section 11.10         No Recourse.......................................................................41
         Section 11.11         Headings..........................................................................41


                                      iii


         Section 11.12         Governing Law.....................................................................42
         Section 11.13         Inconsistencies with Sale and Servicing Agreement.................................42
         Section 11.14         Third Party Beneficiary...........................................................42
         Section 11.15         Master Servicer...................................................................42
         Section 11.16         Consent of Insurer................................................................42

EXHIBIT A         Certificate of Trust..........................................................................A-1
EXHIBIT B         Form of Transfer Certificate..................................................................B-1


         AMENDED AND RESTATED TRUST AGREEMENT, dated August 29, 2002, among Household Finance Corporation ("HFC"), HFC Revolving Corporation, as depositor (the "Depositor"), The Bank of New York, a New York banking corporation, as owner trustee (in such capacity, the "Owner Trustee"), Bank One, National Association, a national banking association, as co-trustee and not in its individual capacity (the "Co-Trustee") and The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee").

                              PRELIMINARY STATEMENT

         WHEREAS, the Trust was formed pursuant to a Trust Agreement, dated as of August 19, 2002, among the Depositor, the Owner Trustee, and the Delaware Trustee;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" shall mean this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

         "Bankruptcy Action" shall have the meaning assigned to such term in
Section 4.1.

         "Benefit Plan" shall have the meaning assigned to such term in Section 3.13.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit A to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collection Account" shall have the meaning assigned to such term in the Sale and Servicing Agreement.

         "Corporate Trust Office" shall mean, (i) with respect to the Delaware Trustee, the principal corporate trust office of the Delaware Trustee, which office, at date of execution of this Agreement, is located at White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Administration; or at such other address in the State of Delaware as the

Delaware Trustee may designate by notice to the Transferor, the Insurer, the Owner Trustee and the Trust, or the principal corporate trust office of any successor Delaware trustee (the address of which the successor Delaware trustee will notify the Transferor, the Insurer, the Owner Trustee and the Trust); or (ii) with respect to the Owner Trustee, the principal corporate trust of the Owner Trustee, which office, at date of execution of this Agreement, is located at 101 Barclay St., Floor 8W, New York, New York 10286,
Attention: Asset Backed Securities; or at such other address in the State of New York as the Owner Trustee may designate by notice to the Transferor, the Insurer, the Delaware Trustee, the Co-Trustee and the Trust, or the principal corporate trust office of any successor owner trustee (the address of which the successor owner trustee will notify the Delaware Trustee, the Insurer, the Transferor and the Trust); or (iii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee, which office at date of execution of this Agreement, is located at One Bank One Plaza, Chicago, Illinois 60670, Attention: Indenture Trust Administration, or at such other address as the Indenture Trustee may designate by notice to the Owner Trustee, the Delaware Trustee, the Transferor, the Insurer and the Trust, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor indenture trustee will notify the Owner Trustee, the Delaware Trustee, the Transferor, the Insurer and the Trust); or
(iv) with respect to the Co-Trustee, the principal corporate trust office of the Co-Trustee, which office at date of execution of this Agreement, is located at One Bank One Plaza, Chicago, Illinois 60670, Attention: Trust Administration, or at such other address as the Co-Trustee may designate by notice to the Transferor, the Insurer, the Owner Trustee and the Trust, or the principal corporate trust office of any successor Co-Trustee (the address of which the successor co-trustee will notify the Owner Trustee, the Delaware Trustee, the Transferor, the Insurer and the Trust).

         "Co-Trustee" shall mean Bank One, National Association, a national banking association, as co-trustee and not in its individual capacity under this Agreement and any successor co-trustee hereunder.

         "Delaware Trustee" shall mean The Bank of New York (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Delaware trustee under this Agreement and any successor Delaware trustee hereunder.

         "Depositor" shall mean HFC Revolving Corporation or its successors.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Expenses" shall have the meaning assigned to such term in Section 8.2.

         "HFC" shall mean Household Finance Corporation or its successors.

         "Indenture" shall mean the Indenture, dated August 29, 2002, by and between the Trust and the Indenture Trustee.

         "Indenture Trustee" shall mean Bank One, National Association, as Indenture Trustee under the Indenture.

         "Initial Note Principal Amount" shall mean with respect to the Notes $977,470,000.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement dated as of August 29, 2002 among the Indenture Trustee, the Depositor, the Master Servicer, the Trust and the Insurer, including any amendments and supplements thereto.

         "Insurer" means Ambac Assurance Corporation or its successors.

         "Master Servicer" shall mean HFC, or any successor servicer appointed pursuant to the Sale and Servicing Agreement.

         "Non-permitted Foreign Owner" shall have the meaning set forth in Exhibit B hereto.

         "Non-U.S. Person" shall mean any Person other than (i) a citizen or resident of the United States, (ii) an entity treated for United States federal income tax purposes as a corporation or partnership created or organized in or under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust, or (v) certain trusts in existence on August 20, 1996 and treated as United States persons on such date that elect to continue to be so treated.

         "Owner Trust Estate" shall mean the contribution of $1,000 and one share of the Depositor's Class SV-N Preferred Stock referred to in Section 2.5 and the Trust Estate.

         "Owner Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

         "Ownership Interest" shall have the meaning specified in Section 3.2.

         "Prospective Transferor" shall mean any prospective purchaser or prospective transferee of the Ownership Interest.

         "Rating Agency Condition" shall mean, with respect to certain actions requiring Rating Agency consent, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Owner Trustee, the Insurer and the Trust that such action will not result in a reduction or withdrawal of the then current rating of the Notes, without regard to the Note Guaranty Insurance Policy.

         "Record Date" shall mean the last Business Day preceding the related Payment Date; provided, however, that following the date on which Definitive Notes are available pursuant to

Section 2.2 of the Indenture, the Record Date shall be the last day of the calendar month preceding the month in which the related Payment Date occurs.

         "Register" shall mean a register kept by the Registrar in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Ownership Interest and the registration of transfers of the Ownership Interest. The location of the Registrar shall be the same as that of the Corporate Trust Office of the Indenture Trustee.

         "Registrar" shall mean the Indenture Trustee as Registrar hereunder.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of the date hereof, among the Trust, the Depositor, the Indenture Trustee and the Master Servicer.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Transaction Documents" shall mean each of the Indenture, the Sale and Servicing Agreement, the Transfer Agreement, the Trust Agreement, the Insurance Agreement and this Agreement.

         "Transfer Agreement" shall mean the transfer agreement dated August 29, 2002 between the Trust and each Seller pursuant to which the Sellers will assign to the Trust all of their right, title and interest in and on the Transferred Assets not otherwise transferred pursuant to the Home Equity Loan Purchase Agreement.

         "Transferor" shall mean the owner of the Ownership Interest.

         "Transferred Assets" shall have the meaning specified in Section 2.1 of the Transfer Agreement.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" shall mean Household Home Equity Loan Trust 2002-3, the Delaware business trust governed pursuant to this Agreement.

         "Trust Agreement" shall mean the Trust Agreement, dated as of August 29, 2002, among the Depositor, the Owner Trustee and the Delaware Trustee.

         "Trust Estate" shall mean the assets transferred and assigned to the Trust pursuant to the Sale and Servicing Agreement, the Home Equity Loan Purchase Agreement, the Transfer Agreement, and this Agreement and pledged to the Indenture Trustee pursuant to the Indenture, consisting of: (i) each Home Equity Loan and each Eligible Substitute Home Equity Loan and its related Mortgage Note and other Mortgage File documents for each Home Equity Loan and each Eligible Substitute Home Equity Loan, including such Home Equity Loan's, and each such Eligible Substitute Home Equity Loan's, Principal Balance and all collections in respect thereof received after the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (ii) property that secured each Home Equity Loan and each Eligible Substitute Home Equity Loan that has become REO; (iii) the interest in certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of each Home Equity Loan and each Eligible Substitute Home Equity Loan transferred by the Depositor; (iv) the Collection Account and all amounts on deposit in the Collection Account (exclusive of net earnings thereon); (v) one share of Preferred Stock of the Depositor; (vi) the Trust's rights under the Sale and Servicing Agreement;
(vii) any proceeds of any of the foregoing and (viii) all other assets included or to be included in the Trust for the benefit of Noteholders and the Insurer. In addition, on or prior to the Closing Date, the Depositor shall cause the Insurer to deliver the Note Guaranty Insurance Policy to the Indenture Trustee for the benefit of the Noteholders.

         Section 1.2  Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 ORGANIZATION

         Section 2.1 Name. The Trust created hereby shall be known as "Household Home Equity Loan Trust 2002-3," in which name the Owner Trustee may conduct the business of the Trust and make and execute contracts and other instruments on behalf of the Trust and the Trust may sue and be sued.

         Section 2.2 Offices. The principal office of the Trust shall be in care of the Delaware Trustee at the Corporate Trust Office of the Delaware Trustee or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Transferor, the Insurer, the Owner Trustee and the Indenture Trustee. The New York office of the Trust will be in care of the Owner Trustee at the Corporate Trust Office of the Owner Trustee or at such other address in the State of New York as the Owner Trustee may designate by written notice to the Transferor, the Insurer, the Delaware Trustee and the Indenture Trustee.

         Section 2.3 Purposes and Powers.

         (a) The purpose of the Trust is to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and the Ownership Interest pursuant to this Agreement and to sell such Notes and Ownership Interest;

          (ii) with the proceeds of the sale of the Notes and the Ownership Interest, to fund start-up and transactional expenses of the Trust and to pay the balance to the Depositor, as its interests may appear pursuant to the Sale and Servicing Agreement;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Transferor pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Transferor.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

         Section 2.4 Appointment of Owner Trustee. Pursuant to the Trust Agreement, effective as of the date thereof, the Depositor appointed the Owner Trustee as trustee of the Trust. Pursuant to this Agreement, the Owner Trustee shall have all the rights, powers and duties set forth herein.

         Section 2.4A Appointment of Delaware Trustee The Delaware Trustee is hereby appointed to serve as the trustee of the Trust in the State of Delaware for the sole and limited purpose of satisfying the requirement of Section 3807 of the Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee has none of the duties or liabilities of the Owner Trustee. The duties of the Delaware Trustee are limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) executing and filing any certificates with the Secretary of State that the Delaware Trustee is required to execute and file pursuant to Section 3811 of the Business Trust Statute. The Delaware Trustee shall provide prompt notice to the Owner Trustee of its performance of any such acts. The parties to this Agreement understand and agree that the Delaware Trustee is not entitled to exercise any powers, nor has the Delaware Trustee any of the duties and liabilities, of the Owner Trustee. The Delaware Trustee is not liable for the acts or omissions of the Owner Trustee, the Transferor or the Trust. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, it is hereby understood and agreed by the other parties that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement. The Delaware Trustee owes no fiduciary or other duties to the Trust or the Transferor except as expressly provided for in this Agreement.

         Section 2.4B      Appointment of Co-Trustee

         (a) The Co-Trustee is hereby appointed to serve as trustee solely in respect of the Transferred Assets. The Co-Trustee shall not undertake nor have any of the duties of the Owner Trustee or the Delaware Trustee and shall have no obligations under this Amended and Restated Trust Agreement other than as expressly stated in this Section 2.4B and in Section 2.7(a)(ii).

         (b) The compensation of the Co-Trustee will be separately agreed to between the Master Servicer and the Co-Trustee. The Co-Trustee shall have no claim against the Owner Trustee, the Delaware Trustee, the Depositor or any of the Owner Trust Estate or the Trust Estate for the payment of any of its fees and expenses. The Master Servicer shall indemnify and hold harmless the Co-Trustee for any loss suffered as a result of acting as Co-Trustee hereunder.

         (c) The Co-Trustee shall, at all times, be a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers having aggregate capital surplus and undivided profits of at least $50,000,000, and subject to supervision or examination by a federal or state authority, and otherwise acceptable to the Master Servicer. If at any time the Co-Trustee ceases to be eligible in accordance with this subsection, the Co-Trustee shall resign immediately in the manner and with the effect specified in Section 2.4B(d). The national banking association serving as Co-Trustee may have normal banking and trust relationships with the Transferor and its affiliates.

         (d) The Co-Trustee may at any time resign and be discharged from the trusts hereby created (1) by giving written notice of resignation to the Master Servicer, the Insurer and the Owner Trustee, not less than 60 days before the date specified in the notice when the resignation is to take effect, and (2) upon acceptance of appointment by a successor co-trustee in accordance with this Subsection and meeting the qualifications in Section 2.4B(c). If no successor co-trustee shall have been so appointed and have accepted appointment within 60 days after the notice or resignation, the resigning Co-Trustee may petition any court of competent jurisdiction for the appointment of a successor co-trustee.

         If at any time (i) the Co-Trustee ceases to be eligible in accordance with Section 2.4B(c) and fails to resign after written request by the Master Servicer or the Owner Trustee, or (ii) the Co-Trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the Co-Trustee or of its property is appointed, or any public officer takes charge of the Co-Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Master Servicer or the Owner Trustee may remove the Co-Trustee and appoint a successor co-trustee by written instrument, with copies delivered to the Co-Trustee, the Master Servicer, the Insurer, the Owner Trustee and the successor co-trustee. Any successor co-trustee shall be paid pursuant to an agreement with Master Servicer and the Owner Trust Estate and the Trust Estate shall not be used to satisfy any obligation to pay the compensation of the successor co-trustee. Any resignation or removal of the Co-Trustee and appointment of a successor co-trustee pursuant to this Subsection shall become effective only upon acceptance of appointment by the successor co-trustee as provided in this Subsection.

         (e) Any successor co-trustee appointed as provided in Section 2.4B(c) shall execute, acknowledge, and deliver to the Master Servicer, the Insurer, the Owner Trustee, and to its predecessor co-trustee an instrument accepting its appointment and thereupon the resignation or removal of the predecessor co-trustee shall become effective and the successor co-trustee, without anything further, shall become fully vested with all the rights and obligations of its predecessor hereunder, with the like effect as if originally named as co-trustee. The Co-Trustee shall deliver the Transferred Assets to the successor co-trustee upon the appointment of the successor co-trustee.

         (f) The Co-Trustee represents and warrants as to itself that it is duly authorized under applicable law, its charter, and its by-laws to execute and deliver this Amended and Restated Trust Agreement, and to perform its obligations under this Amended and Restated Trust Agreement, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained.

         (g) All parties to this Amended and Restated Trust Agreement agree that in any suit for the enforcement of any right under this Trust Agreement, or in any suit against the Co-Trustee for any action taken, suffered, or omitted by it as Co-Trustee, any court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and that the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.

         (h) The Co-Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.

         (i) Before the Co-Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Co-Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel unless other evidence is specifically required.

         Section 2.5 Capital Contribution of Owner Trust Estate. Pursuant to the Trust Agreement, as of August 19, 2002, the Depositor conveyed to the Trust the sum of $1,000. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, one share of its Class SV-N Preferred Stock. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contributions, which shall constitute the initial Owner Trust Estate and such cash contribution shall be deposited in the Collection Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Transferor, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a disregarded entity, with the assets of the Trust being treated as owned by the Transferor as the owner of the Ownership Interest. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. Together with the Delaware Trustee, the Owner Trustee has filed the Certificate of Trust with the Secretary of State.

         Section 2.7 Title to Trust Property.

         (a) Subject to the Indenture, legal title to (i) all the Owner Trust Estate (other than the Transferred Assets) shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, Co-Trustee, a co-owner trustee and/or a separate trustee, as the case may be, and (ii) all the Transferred Assets shall be vested at all times in the Co-Trustee.

         (b) The Transferor shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Transferor shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

         Section 2.8 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware, the State of Illinois or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Delaware Trustee or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York.

         Section 2.9 Representations and Warranties of the Depositor.

         The Depositor hereby represents and warrants to the Owner Trustee, the Delaware Trustee, the Noteholders, the Indenture Trustee and the Insurer that:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor;

         (b) The Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

         (c) The Depositor is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

         (d) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Depositor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Depositor or any provision of the Certificate of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor may be bound; and

         (e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement which in the opinion of the Depositor has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         Section 2.10 Federal Income Tax Allocations. Net income of the Trust for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Transferor.

                                 ARTICLE III

          OWNERSHIP INTEREST AND TRANSFERS OF THE OWNERSHIP INTEREST

         Section 3.1 Initial Ownership. The Transferor is the sole beneficial owner of the Trust.

         Section 3.2 The Ownership Interest. The Ownership Interest (as defined below) shall be uncertificated and shall represent the entire undivided beneficial ownership interest in the Owner Trust Estate, subject to the debt represented by the Notes (the "Ownership Interest"). The Ownership Interest may be assigned by the Transferor as provided in Section 3.13.

         Upon the completion of a transfer in accordance with the terms and conditions of this Article III, a transferee of the Ownership Interest shall become the Transferor, and shall be entitled to the rights and subject to the obligations of the Transferor hereunder, upon such transferee's acceptance of the Ownership Interest duly registered in such transferee's name pursuant to
Section 3.4 below.

         Section 3.3 [Reserved].

         Section 3.4 Registration of Transfer and Exchange of Ownership Interest. The Owner Trustee hereby appoints Bank One, National Association as Registrar under this Agreement. The Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Register in which, subject to such reasonable regulations as it may prescribe, the Register shall provide for the registration of the Ownership Interest and of transfer and exchange of the Ownership Interest as herein provided. The Registrar, subject to Section 3.13 hereof, on behalf of the Trust shall note on the Register the transfer of the Ownership Interest.

         Section 3.5 [Reserved].

         Section 3.6 Persons Deemed Transferors. Prior to due assignment of the Ownership Interest for registration of transfer, the Depositor, the Owner Trustee, the Delaware Trustee, the Indenture Trustee, the Insurer and the Registrar may treat the Person in whose name the Ownership Interest shall be registered in the Register as the owner thereof for the purpose of receiving distributions pursuant to Section 5.2 hereof and for all other purposes whatsoever, and none of the Depositor, the Owner Trustee, the Delaware Trustee, the Indenture Trustee, the Insurer or the Registrar shall be bound by any notice to the contrary.

         Section 3.7 [Reserved].

         Section 3.8 Maintenance of Office or Agency. The Indenture Trustee shall maintain an office or offices or agency or agencies (initially, the Corporate Trust Office of the Indenture Trustee) where instructions for the transfer of the Ownership Interest may be delivered for registration of transfer or exchange pursuant to Section 3.4 and where notices and demands to or upon the Registrar in respect of the Ownership Interest and the Transaction Documents may be served. The Indenture Trustee shall give prompt written notice to the Insurer, the Owner

Trustee, the Delaware Trustee and the Transferor of any change in the location of the Register or any such office or agency.

         Section 3.9 Appointment of Paying Agent. The Owner Trustee hereby appoints the Indenture Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to the Transferor from the Collection Account pursuant to Section 5.2 hereof and Section 5.01 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee and the Insurer. The Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. In the event that the Indenture Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall, pursuant to the direction of the Depositor, appoint a successor to act as Paying Agent (which (x) shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities and (y) shall not be entitled to compensation from the Trust Estate). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Transferor in trust for the benefit of the Transferor until such sums shall be paid to the Transferor. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 3.10 [Reserved].

         Section 3.11 [Reserved].

         Section 3.12 [Reserved].

         Section 3.13 Restrictions on Transfers of Ownership Interest. To the fullest extent permitted by applicable law, the Ownership Interest shall not be sold, pledged, transferred or assigned, except as provided below.

         (a) Unless the Prospective Transferor furnishes an opinion of counsel meeting the requirements specified in Section 3.13(c)(ii) hereof, the Ownership Interest may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in and subject to
Section 4975(e)(1) of the Code, or (iii) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity.

         (b) Each prospective owner of the Ownership Interest, other than HFC or an affiliate of HFC, shall represent and warrant, in writing, to the Owner Trustee and the Registrar and any of their respective successors that:

          (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of such Ownership Interest may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Ownership Interest for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, (B) an "accredited investor" as defined in Rule 501(a) under the Securities Act , or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the 1940 Act, as amended (including, but not limited to, HFC or the Transferor).

          (ii) Such Person understands that such Ownership Interest has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a "qualified institutional buyer," (B) "an accredited investor" or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act or that is otherwise exempt from registration under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

          (iii) Such Person shall comply with the provisions of Section 3.13(c), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Ownership Interest.

         (c) Each Prospective Transferor, other than the initial Transferor or an affiliate of the initial Transferor, shall either:

          (i) represent and warrant, in writing, to the Owner Trustee and the Registrar and any of their respective successors, in accordance with Exhibit B hereto, that the Prospective Transferor is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to Title I of ERISA, (B) a plan within the meaning of and subject to
     Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity, and is not directly or indirectly purchasing such Ownership Interest on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or

          (ii) furnish to the Owner Trustee and the Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed issuance or transfer of such Ownership Interest to such Prospective Transferor will not cause any assets of the Trust to be deemed assets of a Plan, and (B) the proposed holding or transfer of such Ownership Interest will not cause the Owner Trustee or the Registrar or any of their respective successors to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable.

         (d) Neither the Ownership Interest nor any beneficial ownership interest therein may be transferred to HFC or any Seller, or to any non-United States Person as defined in Section 7701(a)(30) of the Code, and any purported transfer in violation of this Section 3.13(d) shall be null and void ab initio.

         (e) The Prospective Transferor, other than the initial Transferor or an affiliate of the initial Transferor, shall obtain an Opinion of Counsel to the effect that, as a matter of federal income tax law, such Prospective Transferor is permitted to accept the transfer of the Ownership Interest.

         (f) The Ownership Interest may not be pledged or transferred without delivery to the Registrar and the Insurer of an Opinion of Counsel to the effect that such transfer would not jeopardize the tax treatment of the Trust, would not subject the Trust to an entity-level tax, and would not jeopardize the status of the Notes as debt for all purposes.

         (g) No pledge or transfer of the Ownership Interest shall be effective unless such purchase or transfer is (i) to a single beneficial owner and (ii) accompanied by an opinion of counsel satisfactory to the Owner Trustee and the Insurer, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Delaware Trustee, the Co-Trustee, the Registrar, the Insurer or the Master Servicer, to the effect such pledge or transfer will not cause the Trust to be treated for federal income tax purposes as a taxable mortgage pool, association or a publicly traded partnership taxable as a corporation.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

         Section 4.1 Prior Notice to the Transferor, the Indenture Trustee and the Insurer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and neither the Transferor, the Indenture Trustee nor the Insurer shall direct the Owner Trustee to take any action, unless (i) so long as no Insurer Default has occurred and is continuing, the Insurer has provided its written consent, or at any time when an Insurer Default has occurred and is continuing, the Indenture Trustee has provided written consent to the Owner Trustee (ii) at least 30 days before the taking of such action, the Owner Trustee shall have notified the Transferor, the Indenture Trustee and the Insurer in writing of the proposed action and neither the Transferor, the Indenture Trustee nor, so long as no Insurer Default has occurred and is continuing, the Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Transferor has withheld consent or the Transferor, the Indenture Trustee or the Insurer has provided alternative direction, and (iii) in the case of clauses (b), (c), (d), (g), (h), (i), (j), (k), (l) and (o), the Rating Agencies have confirmed that the taking of the proposed action would not result in a withdrawal or a reduction of the then-current ratings of the Notes (without regard to the existence of the Note Guaranty Insurance Policy).

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Equity Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Equity Loans);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder or the Insurer is required;

         (d) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder or the Insurer is not required and such amendment materially adversely affects the interest of the Transferor;

         (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

         (f) the consent to the calling or waiver of any default of any Transaction Document;

         (g) the consent to the assignment by the Indenture Trustee of its obligations under any Transaction Document;

         (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

         (i) merge or consolidate the Trust with or into any other entity, or, except as contemplated by the Sale and Servicing Agreement or the Indenture, convey or transfer all or substantially all of the Trust's assets to any other entity;

         (j) cause the Trust to incur, assume or guaranty any indebtedness other than as permitted by the Transaction Documents, as set forth in this Agreement;

         (k) do any act that conflicts with any other Transaction Document;

         (l) do any act which would make it impossible to carry on the ordinary business of the Trust;

         (m) confess a judgment against the Trust;

         (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose; or

         (o) change the Trust's purpose and powers from those set forth in this Agreement.

         In addition, except as specifically contemplated by the Transaction Documents, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and other liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other Person. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or HFC, and any of their respective affiliates. This Agreement and the Transaction Documents shall be the only agreements among the parties hereto with respect to the creation, operation and termination of the Trust. For accounting purposes, the Trust shall be treated as an entity separate and distinct from the Transferor. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

         The Owner Trustee shall not have the power, except upon the written direction of the Transferor, the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Master Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy,
(v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors,

(vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, the Transferor shall not have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

         Section 4.2 [Reserved].

         Section 4.3 Action by Transferor with Respect to Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior consent and approval of (i) the Insurer; (ii) the Transferor; (iii) the Owner Trustee; and (iv) the Indenture Trustee, and the delivery to the Owner Trustee by the Transferor of a certificate certifying that such Transferor reasonably believes that the Trust is insolvent. The terms of this Section 4.3 shall survive for one year and one day following the termination of this Agreement.

         Section 4.4 Restrictions on Transferor's Power. The Transferor shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3 hereof, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.5 Insurer's Rights Regarding Actions, Proceedings or Investigations. Until the Notes have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Note Guaranty Insurance Policy has been returned to the Insurer for cancellation, unless an Insurer Default has occurred and is continuing, the following provisions shall apply:

         (a) notwithstanding anything contained herein or in the other Transaction Documents to the contrary, the Insurer shall have the right to participate in, or to direct the enforcement or defense of, any action, proceeding or investigation that could adversely affect the Trust to the extent relating to the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust or any affiliate thereof. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in Reimbursement Amounts;

         (b) in connection with any action, proceeding or investigation that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust, the Delaware Trustee, the Owner Trustee and the Co-Trustee hereby agree to cooperate with the Noteholders, the Insurer and the Transferor.

         (c) any judgment or settlement entered against or affecting the Trust, or the Trust Estate, on behalf of the Noteholders or the Ownership Interest, in connection with any action, proceeding or investigation shall be paid by the Indenture Trustee from the Trust Estate pursuant to Section 5.01 of the Sale and Servicing Agreement;

         (d) the Owner Trustee, the Delaware Trustee and the Co-Trustee hereby agree to provide to the Insurer prompt written notice of any action, proceeding or investigation of which the Owner Trustee, the Delaware Trustee and the Co-Trustee have actual knowledge and that names the Trust, the Delaware Trustee, the Owner Trustee or the Co-Trustee as a party or that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust; and

         (e) each Transferor, by its acceptance of the Ownership Interest, the Delaware Trustee, the Owner Trustee and the Co-Trustee agree that the Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Transaction Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder, the Transferor, the Indenture Trustee, the Delaware Trustee, the Owner Trustee or the Co-Trustee, notwithstanding any other provision contained herein or in any of the other Transaction Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                  ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.1 Establishment of Trust Account. The Owner Trustee shall cause the Indenture Trustee to establish and maintain with the Indenture Trustee for the benefit of the Trust one or more Eligible Accounts in accordance with the Indenture.

         Section 5.2 Application of Trust Funds.

         (a) On each Payment Date, the Paying Agent shall make the distributions and payments set forth in Section 5.01 of the Sale and Servicing Agreement from amounts on deposit in the Collection Account.

         (b) On or before the third Business Day following each Payment Date, the Paying Agent shall send to DTC the statement provided to the Paying Agent by the Indenture Trustee pursuant to Section 5.03 of the Sale and Servicing Agreement with respect to such Payment Date.

         (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to the Transferor, such tax shall reduce the amount otherwise distributable to the Transferor in accordance with this
Section 5.2. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Transferor sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Transferor shall be treated as cash distributed to the Transferor at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Transferor), the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that the Transferor wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with the Transferor in making such claim so long as the Transferor agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

         Section 5.3 Method of Payment. Distributions required to be made to the Transferor on any Payment Date shall be made to the Transferor of record on the preceding Record Date in the manner set forth in Section 5.01 of the Sale and Servicing Agreement.

         Section 5.4 [Reserved].

         Section 5.5 Accounting and Reports to the Transferor, the Internal Revenue Service and Others. The Owner Trustee shall deliver (or cause to be delivered) to the Transferor such information, reports or statements as may be required by the Code and applicable Treasury

Regulations and as may be required to enable the Transferor to prepare its respective federal and state income tax returns. Consistent with the Trust's characterization as a disregarded entity within the meaning of Treasury regulations Section 301.7701-2(a), no federal income tax return shall be filed on behalf of the Trust unless either (a) the Trust or the Transferor shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (b) the Internal Revenue Service shall determine that the Trust is required to file such a return. The Master Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Transferor at least five days before such returns are due to be filed. Such returns shall be filed by, or at the direction of, the Master Servicer with the appropriate tax authorities. In no event shall the Transferor be liable for any liabilities, costs or expenses of the Trust arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith), except for any such liability, cost or expense attributable to the Transferor's breach of its obligations under this Agreement.

         Section 5.6 Signature on Returns.

         The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires the Transferor to sign such documents, in which case such documents shall be signed by the Transferor.

                                  ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, and the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any other agreement or instrument described in Article III, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes in the Initial Note Principal Amount. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents.

         Section 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Transferor, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Master Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Master Servicer to carry out its respective obligations under the Sale and Servicing Agreement.

         Section 6.3 Action upon Instruction.

         (a) Subject to Article IV herein and in accordance with the terms of the Transaction Documents, the Insurer or the Transferor with the prior written consent of the Insurer may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Insurer or the Transferor with the prior written consent of the Insurer (which consent shall not be unreasonably withheld) pursuant to Article IV.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor and the Insurer requesting instruction from the

Transferor and the Insurer as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Transferor with the consent of the Insurer (which consent shall not be unreasonably withheld) or the Insurer received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interest of the Transferor, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement provides no direction to the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor and the Insurer requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Insurer, or if an Insurer Default has occurred and is continuing, the Transferor with the consent of the Insurer (which consent shall not be unreasonably withheld), the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interest of the Transferor, and shall have no liability to any Person for such action or inaction.

         Section 6.4 No Duties Except as Specified in this Agreement, the Transaction Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement, any Transaction Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at anytime or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3 above. The Owner Trustee shall not be required to take any action under this Agreement if the Owner Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to law.

         Section 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.3 hereof or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

                                 ARTICLE VII


             CONCERNING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

         Section 7.1 Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Transaction Documents. Each of the Owner Trustee and the Delaware Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents and this Agreement. Neither the Owner Trustee nor the Delaware Trustee shall be answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 below expressly made by the Owner Trustee or the Delaware Trustee, as the case may be. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) neither the Owner Trustee nor the Delaware Trustee shall be liable for any error of judgment made by a responsible officer of the Owner Trustee or the Delaware Trustee, as applicable;

         (b) no provision of this Agreement or any Transaction Document shall require the Owner Trustee or the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee or the Delaware Trustee, as the case may be, shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (c) under no circumstances shall the Owner Trustee or the Delaware Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

         (d) neither the Owner Trustee nor the Delaware Trustee shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the genuineness of the signature and countersignature of the Owner Trustee on the certificate of authentication on the Ownership Interest, and the Owner Trustee and the Delaware Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or the Transferor other than as expressly provided for herein and in the Transaction Documents;

         (e) neither the Owner Trustee nor the Delaware Trustee shall be liable for the default or misconduct of the Indenture Trustee or the Master Servicer under any of the Transaction Documents or otherwise and neither the Owner Trustee nor the Delaware Trustee shall have any obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Indenture Trustee under the Indenture, the Master Servicer under the Sale and Servicing Agreement, or the Registrar or any Paying Agent hereunder;

         (f) neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of the Transferor or the Insurer (so long as no Insurer Default has occurred and is continuing), unless such Transferor or Insurer has offered to the Owner Trustee or the Delaware Trustee, as the case may be, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee or the Delaware Trustee, as the case may be, therein or thereby. The right of the Owner Trustee or the Delaware Trustee, as the case may be, to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee and the Delaware Trustee answerable for other than their gross negligence or willful misconduct in the performance of any such act;

         (g) notwithstanding anything contained herein to the contrary, the Delaware Trustee will not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action (i) requires the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Delaware Trustee (other than any registration, licensing or taking of any other similar action that at the time of such action is in effect or has been taken); (ii) results in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Delaware Trustee; or (iii) subjects the Delaware Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Delaware Trustee contemplated hereby. The Delaware Trustee will be entitled to obtain advice of counsel (which advice will be an expense of the Transferor) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and
(iii) of the preceding sentence. If said counsel advises the Delaware Trustee that such action will result in such consequences, the Transferor will appoint an additional trustee pursuant to Section 10.5 hereof to proceed with such action; and

         (h) neither the Owner Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Insurer (so long as no Insurer Default has occurred and is continuing), the Depositor or any Owner to the extent such action or direction is permitted by the Transaction Documents.

         With respect to the Noteholders and the Insurer, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Noteholders or the Insurer shall be read into this Agreement or the other Transaction Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Noteholders or the Insurer, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

         Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish
(a) to the Transferor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents and (b) to Noteholders and the Insurer promptly upon written request therefor, copies of the Sale and Servicing Agreement and this Agreement.

         Section 7.3 Representations and Warranties.

         (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Transferor, the Insurer, the Noteholders and the Indenture Trustee that:

          (i) It is a New York banking corporation duly organized and validly existing in good standing under the laws of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf;

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (iv) The execution, delivery, authentication and performance by the Owner Trustee of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

          (v) This Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (vi) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (vii) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

         (b) The Delaware Trustee hereby represents and warrants to the Depositor, for the benefit of the Transferor, the Insurer, the Noteholders and the Indenture Trustee that:

          (i) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf;

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (iv) The execution, delivery, authentication and performance by the Delaware Trustee of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

          (v) This Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes a valid, legal and binding obligation of the Delaware Trustee, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (vi) The Delaware Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Delaware Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (vii) No litigation is pending or, to the best of the Delaware Trustee's knowledge, threatened against the Delaware Trustee which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

         Section 7.4 Reliance; Advice of Counsel.

         (a) Neither the Owner Trustee nor the Delaware Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Each of the Owner Trustee and the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, each of the Owner Trustee and the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to each of the Owner Trustee and the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of their duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee and the Delaware Trustee (i) may, at the expense of HFC, act directly or through their agents or attorneys pursuant to agreements entered into with any of them, and neither the Owner Trustee nor the Delaware Trustee shall be liable for the conduct or misconduct of their respective agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee or the Delaware Trustee, as the case may be, with reasonable care, and (ii) may, at the expense of HFC, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by them. Neither the Owner Trustee nor the Delaware Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Transaction Document.

         Section 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, The Bank of New York acts solely as Owner Trustee hereunder, and The Bank of New York (Delaware) acts solely as Delaware Trustee hereunder, and not in their individual capacities, and all Persons having any claim against the Owner Trustee or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.6 Owner Trustee Nor Delaware Trustee Liable for the Ownership Interest or the Home Equity Loans. The recitals contained herein and in the Ownership Interest shall be taken as the statements of the Depositor, and neither the Owner Trustee nor the Delaware Trustee assumes any responsibility for the correctness thereof. Neither the Owner Trustee nor the Delaware Trustee makes any representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Ownership Interest (other than as specified in Section 7.3 hereof) or the Notes, or of any Home Equity Loans or related documents. Neither the Owner Trustee nor the Delaware Trustee shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Equity Loan, or the perfection and priority of any security interest created by any Home Equity Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Transferor under this Agreement or to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Equity Loan on any computer or other record thereof; the validity of the assignment of any Home Equity Loan to the Trust or of any intervening assignment; the completeness of any Home Equity Loan; the performance or enforcement of any Home Equity Loan; the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Depositor, the Indenture Trustee or the Master Servicer or any subservicer taken in the name of the Owner Trustee or the Delaware Trustee.

         Section 7.7 Owner Trustee and Delaware Trustee May Own the Ownership Interest and the Notes. The Bank of New York and The Bank of New York (Delaware) in their individual or any other capacities may become the owner or pledgee of the Ownership Interest or the Notes and may deal with the Depositor, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as they would have if they were not the Owner Trustee and Delaware Trustee, respectively.

         Section 7.8 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VIII

               COMPENSATION OF OWNER TRUSTEE AND DELAWARE TRUSTEE

         Section 8.1 Fees and Expenses. Each of the Owner Trustee and the Delaware Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between HFC and each of the Owner Trustee and the Delaware Trustee, and the Owner Trustee and the Delaware Trustee shall be entitled to be reimbursed by HFC for their other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee and the Delaware Trustee may employ in connection with the exercise and performance of their rights and its duties hereunder.

         Section 8.2 Indemnification. HFC shall be liable as primary obligor for, and shall indemnify the Owner Trustee and the Delaware Trustee (in their individual and trustee capacities) and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, the Delaware Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Delaware Trustee hereunder, except only that HFC shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 hereof. The indemnities contained in this
Section 8.2 shall survive the resignation or termination of the Owner Trustee or the Delaware Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the choice of legal counsel of the Owner Trustee or Delaware Trustee, as applicable, shall be subject to the approval of HFC, which approval shall not be unreasonably withheld.

         Section 8.3 Payments to the Owner Trustee and Delaware Trustee. Any amounts paid to the Owner Trustee or the Delaware Trustee pursuant to this
Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         Section 8.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Transaction Document, (i) the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust only and specifically shall not be recourse to the assets of any Noteholder and (ii) the Delaware Trustee agrees in its individual capacity and in its capacity as Delaware Trustee for the Trust that all obligations of the Trust to the Delaware Trustee individually or as Delaware Trustee for the

Trust shall be recourse to the Trust only and specifically shall not be recourse to the assets of any Noteholder.

                                  ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         Section 9.1 Termination of Trust Agreement.

         (a) This Agreement (other than Article VIII) shall terminate and the Trust shall dissolve and terminate pursuant to the Business Trust Statute and be of no further force or effect upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent (regardless of whether an Insurer Default exists and is continuing) and (B) the earliest of (i) the final payment or other liquidation of the last Home Equity Loan remaining in the Trust; (ii) the optional purchase by the Master Servicer of the Home Equity Loans as described in Section 8.01 of the Sale and Servicing Agreement, (iii) the sale of the Home Equity Loans as described in Section 10.2 of the Indenture and the corresponding redemption of the Notes; and (iv) the Payment Date in July 2032. The bankruptcy, liquidation, dissolution, death or incapacity of the Transferor shall not (x) operate to terminate this Agreement or the Trust, nor
(y) entitle such Transferor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) The Ownership Interest shall be subject to an early redemption or termination at the option of the Master Servicer in the manner and subject to the provisions of Section 8.01 of the Sale and Servicing Agreement.

         (c) Except as provided in Sections 9.1(a) and (b) above, neither the Depositor nor the Transferor shall be entitled to revoke or terminate the Trust.

         (d) If any Ownership Interest is in certificated form, notice of any termination of the Trust, specifying the Payment Date upon which the Transferor shall surrender their Ownership Interest to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Registrar to the Transferor, the Insurer and the Rating Agencies mailed within five Business Days of receipt by the Registrar of notice of such termination pursuant to (a) or (b) above, which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Registrar shall be made upon presentation and surrender of the Ownership Interest at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon submission of a claim for and acknowledgment of final distribution under the Ownership Interest at the office of the Paying Agent therein specified. The Registrar shall give such notice to the Owner Trustee and the Paying Agent at the time such notice is given to the Transferor. Upon presentation of such submission of a claim for and acknowledgment of final distribution under the Ownership Interest, the Paying Agent shall cause to be distributed to the Transferor amounts distributable on such Payment Date pursuant to Section 5.01 of the Sale and Servicing Agreement.

         In the event that the Transferor shall not have submitted claim for and acknowledgment of final distribution under the Ownership Interest for cancellation within six months after the date specified in the above mentioned written notice, the Registrar shall give a second written notice to the Transferor with respect thereto. Within one year after such second notice, the Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Transferor concerning the final distribution, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.

         (e) Upon the winding up of the Trust and its termination, the Delaware Trustee and the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the Business Trust Statute.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES;
                          SUCCESSOR DELAWARE TRUSTEES

         Section 10.1 Eligibility Requirements for Owner Trustee and Delaware Trustee. (a) The Owner Trustee shall at all times be a corporation or national banking association authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a long-term rating of at least "Baa3" (or its equivalent) by Moody's and "A" (or its equivalent) by Standard & Poor's and being acceptable to the Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         (b) The Delaware Trustee shall at all times be an entity satisfying the provisions of Section 3807(a) of the Delaware Business Trust Statute. If at any time the Delaware Trustee ceases to be eligible in accordance with the provisions of this Section, the Delaware Trustee will resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.2 Resignation or Removal of Owner Trustee or Delaware Trustee. The Owner Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Trust, the Indenture Trustee, the Insurer and the Rating Agencies. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, with the consent of the Insurer, which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor Owner Trustee or Delaware shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee, as applicable.

         If at any time the Owner Trustee or Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 above and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee or Delaware Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property, or of the Delaware Trustee or its property, shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs, or of the Delaware Trustee or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may, and, at the direction of the Insurer (so long as no

Insurer Default has occurred and is continuing), shall, remove the Owner Trustee or Delaware Trustee, as applicable. If the Indenture Trustee shall remove the Owner Trustee or Delaware Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, acceptable to the Insurer by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing trustee so removed and one copy to the successor trustee (and a copy to the Insurer) and payment of all fees owed to the outgoing trustee.

         Any resignation or removal of the Owner Trustee or Delaware Trustee and appointment of a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor trustee pursuant to Section 10.3, payment of all fees and expenses owed to the outgoing trustee and written approval by the Insurer. The Indenture Trustee shall provide notice of such resignation or removal of the Owner Trustee or Delaware Trustee to each of the Rating Agencies.

         Section 10.3 Successor Trustee. Any successor Owner Trustee or Delaware Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Indenture Trustee, the Insurer and to its predecessor trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee (if acceptable to the Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee, as the case may be. The predecessor Owner Trustee or Delaware Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Delaware Trustee, as the case may be, all documents and statements and monies held by it under this Agreement; and the Indenture Trustee and the predecessor Owner Trustee or Delaware Trustee, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee, as the case may be, all such rights, powers, duties, and obligations.

         No successor Owner Trustee or Delaware Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee, as the case may be, shall be eligible pursuant to Section 10.1 above.

         Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee, as the case may be, pursuant to this Section 10.3, the Indenture Trustee shall mail notice of the successor of such Owner Trustee or Delaware Trustee to the Transferor, the Noteholders, the Insurer and the Rating Agencies. If the Indenture Trustee fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as the case may be, the successor Owner Trustee or Delaware Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

         Any successor Delaware Trustee shall promptly file a certificate of amendment identifying the name and principal plan of business of the Delaware Trustee in the State of Delaware.

         Section 10.4 Merger or Consolidation of Owner Trustee or Delaware Trustee. Any corporation into which the Owner Trustee or Delaware Trustee may be merged or converted or with which either may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, shall be the successor of the Owner Trustee or Delaware Trustee, as the case may be, hereunder, provided such corporation shall be eligible pursuant to Section 10.1 above, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee or Delaware Trustee, as the case may be, shall mail notice of such merger or consolidation to the Depositor, the Co-Trustee, HFC, the Insurer and the Rating Agencies.

         Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Owner Trustee (with the consent of the Insurer, which consent shall not be unreasonably withheld) shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-owner trustee, jointly with the Owner Trustee, or separate owner trustee or separate owner trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-owner trustee or separate trustee under this Section 10.5 shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.1 above and no notice of the appointment of any co-owner trustee or separate trustee shall be required pursuant to Section
10.3 above.

         The Owner Trustee hereby appoints the Indenture Trustee for the purpose of establishing and maintaining the Collection Account and making the distributions therefrom to the Persons entitled thereto pursuant to Section
5.01 of the Sale and Servicing Agreement.

         Each separate trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-owner trustee but solely at the direction of the Owner Trustee;

          (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

          (iii) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-owner trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article X. Each separate trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, HFC, the Owner Trustee, the Delaware Trustee and the Co-Trustee with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Noteholders, the Transferor or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Transferor; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, the Transferor or the Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder, the Transferor or the Insurer if the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

         This Agreement may also be amended from time to time by the Depositor, HFC, the Owner Trustee, the Delaware Trustee and the Co-Trustee with the prior written consent of the Rating Agencies, the Indenture Trustee, the Majority Noteholder, the Transferor and the Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders or the Transferor; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Equity Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Transferor or (b) reduce the aforesaid Percentage Interests required to consent to any such amendment, without the consent of the holders of all the outstanding Notes; and provided further, that no such amendment will be effective unless the Insurer consents to such action or such action will not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholders or the Insurer. The Depositor shall join in any such amendment approved as provided in the preceding sentence so long as such amendment is not adverse to the interests of the Depositor.

         Anything to the contrary herein notwithstanding, no amendment to this Agreement may be made that affects the rights and liabilities of the Delaware Trustee without the written consent of the Delaware Trustee.

         Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee, the Insurer and each of the Rating Agencies.

         It shall not be necessary for the consent of the Transferor, the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Transferor provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Transferor and the Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Delaware Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, each of the Owner Trustee and the Delaware Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Owner Trustee and the Delaware Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 11.2 No Legal Title to Owner Trust Estate in Transferor. The Transferor shall not have legal title to any part of the Owner Trust Estate. The Transferor shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX herein. No transfer, by operation of law or otherwise, of any right, title, or interest of the Transferor to and in its Ownership Interest shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Trust, the Insurer, the Transferor and, to the extent expressly provided herein, the Indenture Trustee, the Insurer and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.4 Notices.

         (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office;
(ii) if to the Delaware Trustee, at White Clay Center, Route 273, Newark, Delaware 19711; (iii) if to the Co-Trustee, at One Bank One Plaza, Chicago, Illinois 60670; (iv) if to the Depositor or HFC, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Treasurer, (v) if to the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Consumer Asset-Backed Securities Group, Facsimile: (212) 363-1459,
Confirmation: (212) 208-

3394, (vi) if to the Indenture Trustee, its Corporate Trust Office; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to the Transferor shall be given by first-class mail, postage prepaid, at the address of such Transferor as shown in the Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Transferor receives such notice.

         Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Owner Trustee, the Delaware Trustee, the Co-Trustee, the Insurer and its successors and the Transferor and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Transferor shall bind the successors and assigns of the Transferor.

         Section 11.8 No Petition. The Owner Trustee, the Delaware Trustee and the Co-Trustee, by entering into this Agreement, the Transferor, by accepting the Ownership Interest, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Ownership Interest and the Notes, this Agreement or any of the Transaction Documents.

         Section 11.9 [Reserved].

         Section 11.10 No Recourse. The Transferor by accepting the Ownership Interest acknowledges that the Transferor's Ownership Interest represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Master Servicer, the Depositor, the Owner Trustee, the Delaware Trustee, the Co-Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Ownership Interest or the Transaction Documents.

         Section 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13 Inconsistencies with Sale and Servicing Agreement.

         In the event certain provisions of this Agreement conflict with the provisions of the Sale and Servicing Agreement, the parties hereto agree that the provisions of the Sale and Servicing Agreement shall be controlling (other than the provisions governing the internal affairs of the Trust, which shall be governed by Delaware law).

         Section 11.14 Third Party Beneficiary.

         The parties hereto acknowledge that the Insurer and the Indenture Trustee are express third party beneficiaries hereof entitled to enforce the provisions hereof as if they were actually parties hereto. Nothing in this
Section 11.14 however shall be construed to mitigate in any way, the fiduciary responsibilities of the Owner Trustee to the beneficiaries of the Trust.

         Section 11.15 Master Servicer.

         The Master Servicer is authorized to prepare, or to cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust, the Delaware Trustee or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents. Upon written request, the Owner Trustee shall execute and deliver to the Master Servicer a limited power of attorney appointing the Master Servicer the Trust's agent and attorney-in-fact to prepare, or to cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions. In addition, the Master Servicer is authorized to cause the Trust to obtain and maintain the effectiveness of any licenses as provided in Section 7.8.

         Section 11.16 Consent of Insurer.

         Unless otherwise specified, whenever in this Agreement the taking of any action, giving of any instruction or direction, exercise of any right or remedy or effectiveness of any amendment is conditioned upon the approval of, acceptance by or consent of the Insurer (whether written or otherwise), such approval, acceptance or consent requirement shall be waived so long as an Insurer Default exists and is continuing.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                          HOUSEHOLD FINANCE CORPORATION




                            By: /s/ D.J. Mickey
                                ----------------------------
                                Name:  D.J. Mickey
                                Title:  Assistant Treasurer

                          HFC REVOLVING CORPORATION,
                           as Depositor



                            By: /s/ Steven H. Smith
                                ----------------------------
                                Name:  Steven H. Smith
                                Title:  Vice President
                                        and Assistant Treasurer

                          THE BANK OF NEW YORK (DELAWARE),
                           as Delaware Trustee



                            By: /s/ William T. Lewis
                                ----------------------------
                                Name:  William T. Lewis
                                Title:  Senior Vice President

                          BANK ONE, NATIONAL ASSOCIATION,
                           as Co-Trustee



                            By: /s/ R. Tarnas
                                ----------------------------
                                Name:  R. Tanas
                                Title:  Vice President

                          THE BANK OF NEW YORK,
                           as Owner Trustee



                            By: /s/ Cassandra D. Shedd
                                ----------------------------
                                Name:  Cassandra D. Shedd
                                Title:  Assistant Vice President

                                   EXHIBIT A


                            CERTIFICATE OF TRUST OF
                    HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

         THIS Certificate of Trust of HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3 (the "Trust"), is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.)(the "Act").

         1. Name. The name of the business trust formed hereby is HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711. Attention: Corporate Trust Administration Department.

         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                    THE BANK OF NEW YORK, not in its
                                    individual capacity but solely as Owner
                                    Trustee under a Trust Agreement dated as of August [ ], 2002.


                                    By: _______________________
                                        Name:
                                        Title:


                                    THE  BANK  OF NEW  YORK
                                    (DELAWARE), not in its individual capacity but solely as Delaware


                                    By: _______________________
                                        Name:
                                        Title:

                                   EXHIBIT B


                             TRANSFER CERTIFICATE
                             --------------------


The Bank of New York
5 Penn Plaza, 16th Floor
New York, New York  10001



Attention: Corporate Trust Administration


               Re: Amended and Restated Trust Agreement, August 29, 2002, Household Finance Corporation, HFC Revolving Corporation, as Depositor, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Owner Trustee, and Bank One, National Association, as Co-Trustee; Household Home Equity Loan Trust 2002-3, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3
                        -----------------------------------------------------

Ladies and Gentlemen:

         The undersigned (the "Transferee") has agreed to purchase from ___________________ (the "Transferor") the Ownership Interest:

         A. Rule 144A "Qualified Institutional Buyers" should complete this section

         I. The Transferee is (check one):

         ___ (i) An insurance company, as defined in Section 2(13) of the Securities Act of 1933, as amended (the "Securities Act"),
               (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"),
               (iii) a business development company as defined in Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (vii) a business development company as defined in
               Section 202(a)(22) of the Investment Advisors Act of 1940,
               (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, which, for each of (i) through (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

         ___ a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

         ___   an investment company registered under the Investment
               Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

         ___ an entity, all of the equity owners of which are entities described in this Paragraph A(I);

         ___   a bank as defined in Section 3(a)(2) of the Securities
               Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Ownership Interest to the Transferee in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

         II. The Transferee is acquiring such Ownership Interest solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Ownership Interest with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Ownership Interest under the Securities Act.

         B. "Accredited Investors" should complete this Section

         I. The Transferee is (check one):

         ___   a bank within the meaning of Section 3(a)(2) of the Securities
               Act;

         ___ a savings and loan association or other institution defined in Section 3(a)(5) of the Securities Act;

         ___   a broker or dealer registered pursuant to the Exchange
               Act;

         ___ an insurance company within the meaning of Section 2(13) of the Securities Act;

         ___   an investment company registered under the Investment Company
               Act;

         ___ an employee benefit plan within the meaning of Title I of ERISA, which has total assets in excess of $5,000,000;

         ___ another entity which is an "accredited investor" within the meaning of paragraph ___ (fill in) of subsection (a) of Rule 501 of the Securities and Exchange Commission.

         II. The Transferee is acquiring such Ownership Interest solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Ownership Interest under the Securities Act.

         C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

         D. The Transferee is not (A) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or (B) a "plan" within the meaning of and subject to Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Security on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

         (iii) the Transferee is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the Securities Act.

                                      Very truly yours,
                                      [NAME OF TRANSFEREE]


                                      By:______________________
                                      Title:___________________
Dated:

THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 200_.


[NAME OF TRANSFEROR]
By:____________________
Title:_________________